                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------

                DATE OF REPORT:         AUGUST 14, 2003
                                        ---------------
                                (DATE OF EARLIEST EVENT REPORTED)



                              TECHTEAM GLOBAL, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE                     0-16284                    38-2774613
-------------------------------         ----------------        ----------------------
(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE        (I.R.S. EMPLOYER
INCORPORATION)                          NUMBER)                 IDENTIFICATION NUMBER)

                  27335 WEST 11 MILE ROAD
                   SOUTHFIELD, MICHIGAN                    48034
          ----------------------------------------       ----------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)


                                 (248) 357-2866
              ---------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

                  On August 14, 2003, TechTeam Global, Inc. issued a press release announcing its earnings for the second Quarter of 2003.

                  A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

                           Not applicable.

         (b)      Pro forma financial information.

                           Not applicable.

         (c)      Exhibits.

99             Press Release of TechTeam Global, Inc., dated August 14, 2003


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      TECHTEAM GLOBAL, INC.



                                      By: /s/ Michael A. Sosin
                                          --------------------------------------
                                          Michael A. Sosin
                                          Secretary

Date:    August 14, 2003


* This report was due to be filed on August 14, 2003, but was inadvertently not filed due to the electrical blackout in Detroit, MI that date.

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     -----------
99              Press Release of TechTeam Global, Inc., dated August 14, 2003



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